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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):                                   January 26, 2000
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                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


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               DELAWARE                              0-19656                               36-3939651
     (State or other jurisdiction                  (Commission                          (I.R.S. Employer
           of incorporation)                       File Number)                        Identification No.)
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                      2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                                    20191
                       (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code:                                  (703) 433-4000
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          (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

      On January 26, 2000, Nextel issued a press release announcing the completion of a private placement of $1.0 billion in 5.25% Convertible Senior Notes due 2010, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

      This transaction generated approximately $980.0 million in net proceeds. Cash interest on the principal amount of the Convertible Notes is payable semi-annually in arrears in cash on January 15 and July 15 of each year, commencing July 15, 2000 at a rate of 5.25% per annum. The Convertible Notes are convertible at the option of the holders, prior to redemption or maturity, into the Company's common stock at a conversion price of $148.80 per share (subject to adjustment upon the occurrence of certain events). The reported last sale price of Nextel's common stock on the Nasdaq National Market on January 20, 2000, the day before Nextel agreed to sell the Convertible Notes, was $124.125 per share. The Convertible Notes are redeemable at Nextel's option commencing January 18, 2003 at specified redemption prices plus accrued interest. The Convertible Notes rank equally with all of Nextel's unsubordinated and unsecured indebtedness. Nextel intends to use the net proceeds from this offering to fund strategic investments, capital expenditures, working capital needs and other general corporate purposes.

      The offering of the Convertible Notes was effected as a private placement under the Securities Act of 1933, as amended (the "Securities Act"). Neither the offering of Nextel's Convertible Notes, nor of Nextel's common stock issuable upon conversion thereof, have been registered under the Securities Act and none of such securities may be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. This announcement does not constitute an offer to sell or the solicitation of an offer to buy the Convertible Notes or underlying shares of Nextel's common stock issuable upon conversion of such Convertible Notes.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)   EXHIBITS.

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                        Exhibit No          Exhibit Description
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                            4.1     Indenture dated as of January 26, 2000, by
                                    and between Nextel Communications, Inc. and
                                    Harris Trust and Savings Bank, as Trustee,
                                    relating to the 5.25% Convertible Senior Notes due 2010

                            10.1 Registration Rights Agreement, dated as of January 26, 2000, by and between Nextel Communications, Inc. and Morgan Stanley & Co. Incorporated relating to the 5.25% Convertible Senior Notes due 2010

                            99.1    Press Release issued January 26, 2000
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXTEL COMMUNICATIONS, INC.


Date: January 26, 2000                By: /s/ THOMAS J. SIDMAN
                                        ----------------------
                                          Thomas J. Sidman
                                          Senior Vice President and
                                          General Counsel


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                                  EXHIBIT INDEX
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                        Exhibit No          Exhibit Description
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                        4.1      Indenture, dated as of January 26, 2000, by
                                 and between Nextel Communications, Inc. and Harris Trust and Savings Bank, as Trustee, relating to the 5.25% Convertible Senior Notes due 2010
                        10.1 Registration Rights Agreement, dated as of January 26, 2000, by and between Nextel Communications, Inc. and Morgan Stanley & Co. Incorporated relating to the 5.25% Convertible Senior Notes due 2010
                        99.1     Press Release issued January 26, 2000
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